Exhibit 10.2

VENOCO, INC.

AMENDED AND RESTATED

2005 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”), made as of the      day of          , 200  , by and between Venoco, Inc., a Delaware corporation (the “Company”), and                          (the “Participant”).

RECITAL

The Company desires to provide incentives for eligible Employees, Directors and Consultants of the Company and its Affiliates to exert maximum efforts for the success of the Company and its Affiliates, and enable the Participant to acquire a proprietary interest in the Company through the ownership of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the terms and conditions of the Amended and Restated Venoco, Inc. 2005 Stock Incentive Plan (the “Plan”) and this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

1.                                      DEFINITIONS.

(a)                                  For purposes of this Agreement, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

(b)                                 Each of the following terms is defined in the Section set forth opposite each term:

Term	Section
Agreement	Introduction
Cashless Exercise	6(b)(ii)
Common Stock	Recital
Company	Introduction
Exercise Agreement	6(a)(i)
Exercise Price	2
Expiration Date	3
Option	2
Participant	Introduction
Plan	Recital

2.                                      GRANT OF OPTION. The Company hereby grants to the Participant a non-qualified stock option (the “Option”) to purchase               shares of Common Stock at the exercise price of $       per share (the “Exercise Price”), subject to the terms and conditions of this Agreement and the Plan. This Option shall be treated as a non-qualified stock option and will not qualify as an incentive stock option within the meaning of Section 422 of the Code.

3.                                      OPTION TERM. The Option granted hereby shall expire on                       (the “Expiration Date”), unless sooner terminated or modified under the provisions of this Agreement or the Plan. Except as otherwise set forth herein, the Option may not be exercised after the Expiration Date.

4.                                      VESTING. The Option shall vest and be exercisable by the Participant in accordance with the following schedule:

Date	Number of Options Vested
Date of Grant
First Anniversary
Second Anniversary
Third Anniversary
Fourth Anniversary

5.                                      NON-ASSIGNABILITY. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted in the Plan shall be null and void and without effect.

6.                                      MODE OF EXERCISE.

(a)                                  The Option may be exercised in whole or in part. The Option shall be exercisable by the delivery to the Secretary of the Company of:

(i)                                     an executed Option Exercise Agreement in substantially the form attached hereto as Exhibit A or such other form as the Board or the Committee may require from time to time (the “Exercise Agreement”);

(ii)                                  payment for the Exercise Price as provided pursuant to Section 6(b) below;

(iii)                               satisfaction of the tax withholding provisions of Section 10; and

(iv)                              any written statements or agreements required by the Board or the Committee to be made by the Participant pursuant to the Plan or this Agreement.

(b)                                 Payment for the shares of Common Stock to be purchased pursuant to the Option may be made by any of the following methods:

(i)                                     Participant may pay by check or electronic funds transfer to the Company, subject to such specific procedures or directions as the Board or the Committee may establish;

(ii)                                  Subject to the requirements of applicable law, Participant may elect to receive upon exercise of the Option the net number of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(A x B) - (A x C)
B

For the purpose of this formula:

A  =   the total number of shares with respect to which the Option is then being exercised.

B  =   the Fair Market Value (as defined in the Plan) per share of the Common Stock on the date the Exercise Agreement is executed.

C  =   the exercise price in effect for the shares with respect to which the Option is being exercised.

7.                                      SECURITIES LAW COMPLIANCE. Subject to Section 7(h), the Participant acknowledges that the Option and the shares of Common Stock issued or delivered upon exercise of the Option are not being registered under the Securities Act or applicable state securities laws. The Participant, by executing this Agreement, hereby makes the following representations to the Company and acknowledges that the Company’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

(a)                                  The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act or applicable state securities laws.

(b)                                 The Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock acquired upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he/she considers necessary or appropriate for deciding whether to exercise the Option and acquire shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

(c)                                  The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held entity such as the Company is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

(d)                                 The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

(e)                                  The Participant has read and understands the restrictions and limitations set forth in the Plan and this Option Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

(f)                                    At no time was an oral representation made to the Participant relating to the Option or the acquisition of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

(g)                                 All certificates evidencing shares of Common Stock issued or delivered pursuant to the exercise of the Option shall bear the following legend and/or any other appropriate or required legends under applicable laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR, IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

(h)                                 Notwithstanding the foregoing, this Section 7 shall apply only if and to the extent the Option and the shares of Common Stock issued or delivered upon exercise of the Option are not registered under the Securities Act and applicable state securities laws.

8.                                      PLAN CONTROLLING. The Option and all rights of the Participant under this Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between this Agreement and the Plan, the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof and of this Agreement. The Participant acknowledges reading and understanding the Plan and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

9.                                      RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any Common Stock subject to the Option prior to the date on which he is recorded as the holder of such Common Stock on the records of the Company.

10.                               WITHHOLDING TAXES. If the Company has or will have a legal obligation to withhold the taxes related to the Option, such Option may not be granted, vested or exercised, in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. If permitted by the Board or the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of any Common Stock under the Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (a) tendering a cash payment in Dollars; (b) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company unencumbered Common Stock owned by the Participant.

11.                               SATISFACTION OF ALL RIGHTS TO EQUITY. The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Company, or otherwise) to receive (a) stock options or a restricted stock award with respect to the Company’s securities, and/or (b) any other equity or derivative security in or with respect to the Company. This Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Company. The foregoing notwithstanding, this Section 11 shall not adversely affect the Participant’s rights under any prior option or restricted stock agreement under the Plan (provided such agreement is expressly labeled as an option, restricted stock, or award agreement under the Plan and is similar in form to this Agreement, which has been signed by an authorized officer of the Company).

12.                               NO LIABILITY OF BOARD COMMITTEE MEMBERS. No member of the Board or any Committee or their designees shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his or her capacity as a member of the Board or Committee, nor for any mistake of judgment made in good faith.

13.                               AMENDMENT. The Plan, this Agreement and the Exercise Agreement may be amended pursuant to Section 12 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision of the this Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14.                               ARBITRATION. Any dispute, controversy or claim arising out of or relating to this Agreement, the Plan, and/or the Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, will be determined exclusively by confidential, final and binding arbitration in Denver, Colorado, pursuant to the Colorado Arbitration Act and the rules of the American Arbitration Association. The arbitration shall be before a single neutral arbitrator mutually agreed upon by the parties or, if the parties are unable to agree upon an arbitrator, the arbitrator shall be selected pursuant to C.R.S. Section 13-22-205. Disputes, controversies or claims subject to final and binding arbitration under this Agreement include, without limitation, all those that could otherwise be tried in court to a judge or jury in the absence of this Section 14. The Participant and the Company agree that they each expressly waive any rights to have such matters heard or tried before judge or jury in another tribunal. The arbitrator’s award will be final, binding, and conclusive upon the parties, subject only to judicial review provided by statute, and a judgment rendered on the arbitration award can be entered in any state or federal court having jurisdiction thereof. Nothing in this Section 14, however, shall limit the right of the parties to stipulate and agree to conduct the arbitration before and pursuant to the then existing rules of any other agreed-upon arbitration services provider.

15.                               NOTICE. Any notice to be given under the Option Agreement shall be in writing and addressed to the Company at its principal office in Denver, Colorado to the attention of the Chief Executive Officer, with a copy addressed to the Company at its principal office in Carpinteria, California to the attention of the General Counsel, and to the Participant at the address reflected or last reflected on the Company’s payroll records, or to such other address as is provided by the Participant in writing. Any notice shall be delivered in person or shall be enclosed in a properly, sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Employee, Director or Consultant, shall be deemed to have been duly given as of the date mailed in accordance with this provision.

16.                               GOVERNING LAW. This Agreement and all rights arising hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Delaware.

NEITHER THE PLAN NOR THIS AGREEMENT SHALL BE CONSTRUED AS GIVING THE PARTICIPANT THE RIGHT TO BE RETAINED IN THE EMPLOY OR SERVICE OF THE COMPANY OR ANY AFFILIATE THEREOF, NOR SHALL THEY INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY AFFILIATE THEREOF, AS APPLICABLE, TO TERMINATE THE PARTICIPANT’S EMPLOYMENT OR SERVICE AT ANY TIME WITH OR WITHOUT CAUSE.

* * * * *

Executed as of the day and year first above written.

VENOCO, INC.

By:
Name:
Title:

PARTICIPANT

By:

EXHIBIT A

VENOCO, INC.

AMENDED AND RESTATED

2005 EMPLOYEE STOCK INCENTIVE PLAN

OPTION EXERCISE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Non-qualified Stock Option Agreement dated as of                          (the “Option Agreement”) under the Venoco, Inc. Amended and Restated 2005 Employee Stock Incentive Plan (the “Plan”), to purchase                        shares of Common Stock, par value $0.01 per share (the “Shares”), of Venoco, Inc., a Delaware Company (the “Company”), at an exercise price of                           dollars per share. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Option Agreement, or if not contained therein, in the Plan.

1.                                       Form of Exercise Price. The Purchaser intends that payment of the Exercise Price shall be made as (check applicable line):

☐	a cash exercise with respect to shares of Common Stock; and/or

☐	a Cashless Exercise with respect to shares of Common Stock.

2.                                       Purchase Price. In the event the Purchaser has elected a cash exercise with respect to some or all of the Shares to be issued pursuant hereto, the Purchaser shall pay the exercise price of $                              per share, for an aggregate exercise amount of $                              to the Company in accordance with the terms of the Option Agreement.

3.                                       Delivery. The Company shall deliver a certificate representing the Shares and registered in the name of the Purchaser to:

4.                                       Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by the Securities Act and applicable state securities laws. The Purchaser hereby affirms the representations made by the Purchaser in Section 7 of the Option Agreement, effective as of the date of the Option Agreement and as of the date hereof (subject to Section 7(h) of the Option Agreement). Such representations are incorporated herein by this reference.

5.                                       Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan and Option Agreement shall arise, the terms of the Plan and/or Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 14 of the Option Agreement, and Delaware law shall apply as provided in Section 16 of the Option Agreement.

7.                                       Entire Agreement. This Exercise Agreement, the Option Agreement, and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 12 of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a wavier of any other provision hereof.

PURCHASER:	ACCEPTED BY:
VENOCO, INC.

By:
Signature
Its:

Print Name
(To be completed by the Company after the
price (including applicable withholding
Date	taxes), value (if applicable) and receipt of funds is verified.)

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